HILLVIEW INVESTMENT TRUST II
                               Hillview Alpha Fund
                        Hillview International Alpha Fund

                       Supplement Dated November 21, 2001
                                       to
                        Prospectus dated November 1, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information. It should be retained and read in conjunction with the Prospectus and Statement of Additional Information.

         At a meeting held on November 13, 2001, the Board of Trustees of Hillview Investment Trust II ratified the termination of Nevis Capital Management, Inc. ("Nevis"), a sub-adviser to the Hillview Alpha Fund (the "Fund"). At the same meeting, the Board of Trustees approved the appointment of Ironwood Capital Management, LLC ("Ironwood") as sub-adviser to the Fund.

         As a result of this change, all references to Nevis in the Prospectus [not modified below] should be deleted.

         The reference to Nevis Capital Management, Inc. ("Nevis") in the fourth paragraph on page 1 of the Prospectus should be replaced with a reference to Ironwood Capital Management, LLC ("Ironwood").

         The following information regarding Ironwood should be added to the section of the Prospectus entitled "Principal Investment Strategies" on page 2.

         Ironwood's investment philosophy is to combine the superior long-term performance of small company stocks with the risk averse nature of value investing. Ironwood conducts thorough company analysis to uncover stocks that are priced substantially below each company's long-term economic value. Its philosophy is to be a buyer of the business and to examine each potential investment as a potential acquirer would examine a company, its future prospects and management. Ironwood focuses on stocks with market capitalizations of less than $1 billion.

         The following information regarding Ironwood should be added to the section of the Prospectus entitled "Alpha Fund Sub-Advisers" beginning on page 11.

         Ironwood was founded in 1997 and managed approximately $300 million in assets as of September 30, 2001. Ironwood is located at 21 Custom House Street, Suite 240, Boston, MA 02110. Warren J. Isabelle has primary responsibility for sub-advising the portion of the fund's assets managed by Ironwood. Mr. Isabelle has been the President and Chief Investment Officer of Ironwood since its formation in 1997. Prior to forming Ironwood, Mr. Isabelle was the Chief Investment Officer of Keystone Investments. Prior to joining Keystone Investments, Mr. Isabelle was the Head of Domestic Equities of Pioneer Management
         Company. The fund pays Ironwood an annual sub-advisory fee on the portion of its assets that are managed by Ironwood as follows: 0.75% on the average daily net assets up to $25 million and 0.60% of the fund's average daily net assets over $25 million.

         All references to Nevis in the Statement of Additional Information [not modified below] should be deleted.

         The reference to Nevis Capital Management, Inc. ("Nevis") in the seventh paragraph on page 3 of the Statement of Additional Information should be replaced with a reference to Ironwood Capital Management, LLC ("Ironwood").

         The following information regarding Ironwood should be added to the section of the Statement of Additional Information entitled "THE FUNDS AND THEIR INVESTMENT POLICIES" beginning on page 1.

         Ironwood's investment philosophy is to combine the superior long-term performance of small company stocks with the risk averse nature of value investing. Ironwood conducts thorough company analysis to uncover stocks that are priced substantially below each company's long-term economic value. Its philosophy is to be a buyer of the business and to examine each potential investment as a potential acquirer would examine a company, its future prospects and management. Ironwood focuses is on stocks with market capitalizations of less than $1 billion.

         The following information regarding Ironwood should be added to the section of the Statement of Additional Information entitled "Control Persons of the Sub-Advisers" beginning on page 33.

         Ironwood is owned by Warren J. Isabelle and his three managing partners, Richard L. Droster, Director of Marketing; Donald Collins, Senior Portfolio Manager; and Gary Saks, Chief Operating Officer.

         Insert the following sentence on page 34 of the Statement of Additional Information in place of the sentence "Nevis receives an annual sub-advisory fee of 1.50% of the average daily net assets of the portion of the Fund's portfolio it manages."

         Ironwood receives an annual sub-advisory fee of 0.75% on the average daily net assets up to $25 million and 0.60% of the fund's average daily net assets over $25 million of the portion of the Fund's assets it manages.

         The reference to the sub-advisory fee paid to Nevis for the period ended June 30, 2001 on page 34 of the Statement of Additional Information should note that Nevis is no longer a sub-adviser for the fund.




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                                    REFERENCE